                                                                   EXHIBIT 10.27



                      INTERNAP NETWORK SERVICES CORPORATION

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                               SEPTEMBER 17, 1999

                               TABLE OF CONTENTS

                                                                                           PAGE
SECTION 1.     ISSUANCE OF INVESTOR SHARES AND WARRANT.......................................1

SECTION 2.     CLOSING, DELIVERY AND PAYMENT.................................................2

        2.1    Closing.......................................................................2

        2.2    Deliveries....................................................................2

SECTION 3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................2

        3.1    Organization, Good Standing and Qualification.................................2

        3.2    Capitalization; Voting Rights.................................................3

        3.3    Authorization; Binding Obligations............................................4

        3.4    Compliance With Other Instruments.............................................4

        3.5    Information...................................................................4

        3.6    Other Registration Rights.....................................................4

SECTION 4.     REPRESENTATIONS AND WARRANTIES OF INVESTOR....................................5

        4.1    Requisite Power and Authority.................................................5

        4.2    Investment Representations....................................................5

        4.3    Transfer Restrictions.........................................................6

        4.4    No Public Market..............................................................6

SECTION 5.     CONDITIONS TO THE INVESTOR'S AND COMPANY'S OBLIGATIONS AT THE CLOSING.........7

SECTION 6.     STANDSTILL AGREEMENT..........................................................7

SECTION 7.     MISCELLANEOUS.................................................................8

        7.1    Governing Law.................................................................8

        7.2    Survival......................................................................8

        7.3    Successors and Assigns........................................................8

        7.4    Entire Agreement..............................................................8

        7.5    Severability..................................................................8

        7.6    Amendment and Waiver..........................................................8

        7.7    Notices.......................................................................8

        7.8    Expenses......................................................................9

        7.9    Titles and Subtitles..........................................................9

        7.10   Counterparts..................................................................9



                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                           PAGE
        7.11   Broker's Fees.................................................................9

        7.12   Pronouns......................................................................9

        7.13   California Corporate Securities Law...........................................9



                                      ii.

LIST OF EXHIBITS

EXHIBIT A     Warrant

EXHIBIT B     Amended and Restated Rights Agreement

EXHIBIT C     Lock-up Letter



                                       1.

                     INTERNAP NETWORK SERVICES CORPORATION

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

        THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is Tendered into effective as of September 17, 1999, by and among INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation (the "Company"), and INKTOMI CORP., a Delaware corporation (the "Investor").

                                    RECITALS

        WHEREAS, the Investor desires to purchase shares of the Company's Common Stock (the "Common Stock") and a Warrant to purchase additional shares of Common Stock (the "Warrant"); and

        WHEREAS, the Company desires to issue and sell Common Stock and the Warrant to the Investor on the terms and conditions set forth herein concurrently or immediately following the closing of the initial public offering of the Company's Common Stock (the "IPO").

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1. ISSUANCE OF INVESTOR SHARES AND WARRANT.

        Subject to the terms and conditions hereof, at the Closing, the Company will, for an aggregate purchase price of $20,000,000 payable to the Company by the Investor:

                (a) issue and sell to the Investor, and the Investor will purchase from the Company, an aggregate number of shares of Common Stock (the "Investor Shares") determined by dividing (i) $20,000,000 by (ii) the per share "Proceeds to InterNAP" specified on the cover page of the final prospectus (the "Final Prospectus") relating to the IPO (such per share price is referred to herein as the "Common Stock Purchase Price"); and

                (b) issue to the Investor the Warrant, in the form of EXHIBIT A attached hereto. The number of shares of Common Stock the Investor may purchase pursuant to the Warrant ("Warrant Shares") shall be equal to fifty percent (50%) of the number of Investor Shares purchased by the Investor at the Closing. The price per share at which the Investor may purchase Warrant Shares shall be one hundred fifty percent (150%) of the Common Stock Purchase Price. The parties agree that the Company's agreement to issue the Warrant is made as an inducement solely in connection with the Investor's agreement to purchase the Investor Shares, and not for any other reason.


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       1.

SECTION 2. CLOSING, DELIVERY AND PAYMENT.

        2.1 CLOSING. The purchase and sale of the Investor Shares and the issuance of the Warrant shall take place at a closing (the "Closing") at the offices of Cooley Godward LLP, 5200 Carillon Point, Kirkland, Washington 98033-7356, on the date of the closing of the IPO or at such later time or place as the parties may mutually agree (such date is hereinafter referred to as the "Closing Date").

        2.2 DELIVERIES.

                (a) COMPANY DELIVERIES. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Investor the following:

                        (i) Certificates representing the Investor Shares;

                        (ii) The Warrant;

                        (iii) The Amended and Restated Investor Rights Agreement in the form attached hereto as EXHIBIT B (the "Rights Agreement"); provided, that the Company may amend the form of the Rights Agreement to provide for certain piggy-back registration rights to be granted to lenders pursuant to the Standby Loan Facility dated August 27, 1999 (the "Standby Loan Facility") so long as such piggy-back rights are junior to the rights of Inktomi.

                (b) PURCHASER DELIVERIES. At the Closing, the Investor shall deliver to the Company the following:

                        (i) A wire transfer of immediately available funds or a cashier's check in the amount of $20,000,000; and

                        (ii) A lock-up letter in the form attached hereto as EXHIBIT C.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        The Company hereby represents and warrants to the Investor as of the date of this Agreement as follows:

        3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized and validly existing under the laws of the State of Washington. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Warrant and the Rights Agreement, to issue and sell the Investor Shares, the Warrant and the Warrant Shares (upon exercise of the Warrant), to carry out the provisions of this Agreement and the Rights Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased)


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       2.

makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

        3.2 CAPITALIZATION; VOTING RIGHTS. As of August 31, 1999, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock (par value $0.001 per share), 4,108,381 shares of which are issued and outstanding, and 50,069,615 shares of Preferred Stock (par value $0.001 per share), 6,666,667 of which are designated Series A Preferred Stock, all of which are issued and outstanding, 13,773,318 of which are designated Series B Preferred Stock, 13,173,182 of which are issued and outstanding, and 29,629,630 of which are designated Series C Preferred Stock, all of which are issued and outstanding. At the Closing, the authorized and outstanding capitalization of the Company will be as set forth in the Final Prospectus. All issued and outstanding shares of the Company's capital stock (a) have been duly authorized and validly issued,
(b) are fully paid and non-assessable and (c) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Investor Shares are as stated in the Articles of Incorporation, as amended and restated, of the Company (the "Articles"). Each series of Preferred Stock is convertible into Common Stock on a one-for-one basis and will automatically convert into Common Stock at the time of the closing of the IPO. The Warrant Shares have been duly and validly reserved for issuance. Other than (1) the aggregate of 13,535,000 shares of Common Stock reserved for issuance under the Company's 1998 Stock Option/Stock Issuance Plan, 1999 Equity Incentive Plan, 1999 Employee Stock Purchase Plan and 1999 Non-Employee Directors' Stock Option Plan, (2) warrants to purchase an aggregate of 600,136 shares of Series B Preferred Stock, (3) registration rights held by holders of 52,965,499 shares of Common Stock and Preferred Stock pursuant to that certain Amended and Restated Rights Agreement dated January 28, 1999, which will be replaced by the Rights Agreement the form of which is attached hereto as EXHIBIT B, and (4) warrants to purchase an aggregate of up to 200,000 shares of Common Stock pursuant to the Standby Loan Facility, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Of the reserved shares of Common Stock described in item (1) of the preceding sentence, (i) options to purchase 6,136,622 shares have been granted and are currently outstanding, and
(ii) 7,398,378 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to such Stock Option Plan. When issued in compliance with the provisions of this Agreement and the Articles, the Investor Shares and the Warrant Shares will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances; provided, however, that the Investor Shares and the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. Except as described in this Section 3.2, there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which the Company is a party or by which it is bound that obligate the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company.


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       3.

        3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the Rights Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Warrant, Warrant Shares and Investor Shares pursuant hereto (or upon exercise of the Warrant as the case may be) has been taken or will be taken prior to the Closing. The Agreement, the Warrant and the Rights Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (b) general principles of equity that restrict the availability of equitable remedies; and (c) to the extent that the enforceability of the indemnification provisions in Section 2.9 of the Rights Agreement may be limited by applicable laws.

        3.4 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it is bound and is not in material violation of any order, or to the Company's knowledge, any statute, law, rule or regulation applicable to the Company. The execution, delivery, and performance of and compliance with this Agreement, the Warrant and the Rights Agreement, and the issuance and sale of the Investor Shares, the Warrant and Warrant Shares pursuant hereto (or upon exercise of the Warrant as the case may be), will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

        3.5 INFORMATION. The Company's Registration Statement on Form S-1 (File No. 333-84035) as amended by Amendment No. 1 and as subsequently amended (the "Registration Statement") and the Final Prospectus do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        3.6 OTHER REGISTRATION RIGHTS. The piggy-back registration rights the Company shall grant to certain lenders pursuant to the Standby Loan Facility will be junior to the registration rights granted to Inktomi pursuant to the Rights Agreement in the event that Inktomi is entitled to and exercises such registration rights.


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       4.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF INVESTOR.

        The Investor hereby represents and warrants to the Company as follows:
(such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

        4.1 REQUISITE POWER AND AUTHORITY. The Investor has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement, the Warrant and the Rights Agreement and to carry out their provisions. All action on the Investor's part required for the lawful execution and delivery of this Agreement, the Warrant and the Rights Agreement have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement, the Warrant and the Rights Agreement will be valid and binding obligations of the Investor, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies and (c) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Rights Agreement may be limited by applicable laws.

        4.2 INVESTMENT REPRESENTATIONS. The Investor understands that the Investor Shares, the Warrant and the Warrant Shares may not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated in part on the Investor's representations set forth herein. The Investor hereby represents and warrants as follows:

                (a) INVESTOR BEARS ECONOMIC RISK. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Investor must bear the economic risk of this investment indefinitely unless the Investor Shares, the Warrant or the Warrant Shares are registered pursuant to the Securities Act, or an exemption from registration is available.

                (b) ACQUISITION FOR OWN ACCOUNT. The Investor is acquiring the Investor Shares, the Warrant and the Warrant Shares for the Investor's own account for investment only, and not with a view towards their distribution.

                (c) INVESTOR CAN PROTECT ITS INTEREST. The Investor represents that by reason of its, or of its management's, business or financial experience, the Investor has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement, the Warrant and the Rights Agreement. Further, the Investor is aware of no publication of any advertisement in connection with the purchase of securities contemplated by this Agreement.

                (d) ACCREDITED INVESTOR. The Investor represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       5.

                (e) COMPANY INFORMATION. The Investor has received and read the Registration Statement and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. The Investor has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

                (f) RULE 144. The Investor acknowledges and agrees that the Investor Shares, the Warrant and, if issued, the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations. The Investor acknowledges that if the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock. The Investor understands that although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

        4.3 TRANSFER RESTRICTIONS. The Investor acknowledges and agrees that the Investor Shares, the Warrant and, if issued, the Warrant Shares are subject to restrictions on transfer as set forth in the Rights Agreement. The Investor covenants that, in the absence of an effective registration statement covering the securities in question, it will sell, transfer or otherwise dispose of the Warrant, Warrant Shares and Investor Shares only in a manner consistent with its representations and covenants set forth in this Agreement, the Warrant and the Rights Agreement. In connection therewith, the Investor acknowledges that the Company shall make a notation on its stock records regarding the restrictions on transfer set forth in this Agreement and the Warrant and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

        4.4 NO PUBLIC MARKET. The Investor understands that no public market now exists for any of the securities issued by the Company, and there is no assurance a public market will be created.


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       6.

SECTION 5. CONDITIONS TO THE INVESTOR'S AND COMPANY'S OBLIGATIONS AT THE
           CLOSING.

        The obligation of the Company to issue Investor Shares and the Warrant to the Investor at the Closing shall be subject to the fulfillment on or before the Closing of each of the following conditions:

                (a) PERFORMANCE. The Investor and the Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before Closing.

                (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Sections 3 and 4 shall be true and correct as of the date hereof and as of the Closing Date.

                (c) CERTIFICATES. The Investor and the Company shall each have received an accurate certificate signed by an executive officer of the other, dated as of the Closing Date, certifying as to the fulfillment of the conditions in Sections 5(a) and (b).

                (d) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Investor Shares and the Warrant shall be legally permitted by all laws and regulations to which the Investor and the Company are subject.

                (e) CONSENTS, PERMITS AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement, the Warrant and the Rights Agreement, and no preliminary or permanent injunction or other binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.

                (f) IPO. The IPO shall have closed within ninety (90) days of the date hereof.

SECTION 6. STANDSTILL AGREEMENT.

        For a period of two years after the date hereof, the Investor shall not, and shall cause each of its parents (if any) and subsidiaries to not, acquire beneficial ownership (as such term is defined in Rule 13d-3 of the Exchange Act) of any securities of the Company in addition to the Investor Shares, the Warrant, and the Warrant Shares, that would result in the aggregate beneficial ownership of the Investor and its parents and subsidiaries of capital stock of the Company (as defined below) equaling or exceeding ten percent (10%) of the outstanding capital stock of the Company. The Investor or any of its parents and subsidiaries shall not purchase any securities of the Company without having given ten (10) days prior written notice to the Company or without having received the prior written consent of the Company. Upon notice


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       7.

thereof, the Company shall inform the Investor whether such purchases cause the aggregate beneficial ownership of the Investor and its Affiliates to equal or exceed ten percent (10%) of the outstanding capital stock of the Company.

SECTION 7. MISCELLANEOUS.

        7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Washington as such laws are applied to agreements between Washington residents entered into and performed entirely in Washington.

        7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investor and the closing of the transactions contemplated hereby; provided, however, that the representations and warranties set forth in Section 3 shall expire on the first anniversary of the Closing Date, and no claim based on an alleged breach of such representations and warranties may be asserted after such date. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

        7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Investor Shares, the Warrant and/or the Warrant Shares from time to time.

        7.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        7.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        7.6 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company and the Investor.

        7.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       8.

communications shall be sent to the Company and the Investor at the address as set forth on the signature pages hereof or at such other address as the Company or the Investor may designate by ten (10) days advance written notice to the other parties hereto.

        7.8 EXPENSES. Each party to this Agreement shall pay all costs and expenses, including any legal expenses, it incurs with respect to the negotiation, execution, delivery, performance and enforcement of the Agreement.

        7.9 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        7.11 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.11 being untrue.

        7.12 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

        7.13 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.



                     [This Space Intentionally Left Blank.]



                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                       9.

        IN WITNESS WHEREOF, the parties hereto have executed this Common Stock and Warrant Purchase Agreement as of the date set forth in the first paragraph hereof.

                                            COMPANY:

                                            INTERNAP NETWORK SERVICES
                                            CORPORATION

                                            By: /s/ ANTHONY C. NAUGHTIN
                                               ---------------------------------

                                            Name:  Anthony C. Naughtin
                                                 -------------------------------

                                            Title: President and Chief Executive
                                                   Officer
                                                  ------------------------------

                                            Address: 601 Union Street,
                                                     Suite 1000
                                                     Seattle, Washington 98101

                                            INVESTOR:

                                            INKTOMI CORP.

                                            By: /s/ RICHARD PIERCE
                                               ---------------------------------
                                            Name:  Richard Pierce
                                                 -------------------------------

                                            Title: Vice President of Marketing
                                                  ------------------------------

                                            Address: 4100 East Third Avenue
                                                     Foster City, CA  94404
                                                     Attn: Vice President of
                                                     Business Development


                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT A

                                                                      NO. COMW-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
                      INTERNAP NETWORK SERVICES CORPORATION
                               SEPTEMBER ___, 1999
                        (VOID AFTER SEPTEMBER ___, 2001)



      This certifies that INKTOMI CORP. or its assigns (the "Holder"), for value received, is entitled to purchase from INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation (the "Company"), having a place of business at 601 Union Street, Suite 1000, Seattle, Washington 98101, a maximum of ______________ fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") for cash at an initial exercise price equal to $______ per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on September ___, 2001 (the "Expiration Date") upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

      This Warrant is subject to the following terms and conditions:

      1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

           1.1 GENERAL. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, from the date hereof up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares that may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

           1.2 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X = Y (A-B)
                        ----
                          A

      Where X = the number of shares of Common Stock to be issued to the Holder

                              Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                              A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                              B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be (i) the average of the closing selling prices of the Common Stock on the stock exchange determined by the Company's board of directors to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the date the Holder exercises its rights under this Section 1.2, as such prices are officially quoted in the composite tape of the transactions on such exchange, or if the foregoing does not apply,
(ii) if the Common Stock is traded over-the-counter, the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to



                                       2.

the date the Holder exercises its rights under this Section 1.2, as such prices are reported by the National Association of Securities Dealers through its Nasdaq National Market, any successor system or any exchange on which it is listed, whichever is applicable, or (iii) if there is no public market for the Common Stock, the price shall be determined by mutual agreement of the Holder and the Company, and if the Holder and the Company are unable to agree, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Holder.

      2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise except pursuant to valid registration rights held by the Holder. The Company will not take any action that would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation, as amended (the "Articles").

      3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

           3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall



                                       3.

be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

           3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

           3.3 CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

           3.4 NOTICES OF CHANGE.

               (a) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.



                                       4.

               (b) The Company shall give written notice to the Holder at least ten (10) business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

      4. MERGER, CONSOLIDATION, SALE, REORGANIZATION OR LIQUIDATION. Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of the Company (collectively, a "Reorganization") prior to the Expiration Date, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock, this Warrant shall be canceled and all rights granted hereunder shall terminate; provided, however, that the Company shall have delivered to the Holder written notice of the Reorganization at least fifteen (15) days prior to such Reorganization and that the Holder shall have the right immediately prior to the Reorganization to exercise this Warrant; and, provided further, that if the Holder has not notified the Company of its intent to exercise this Warrant before its termination, then this Warrant shall automatically be deemed to have been exercised under Section 1.2 at the closing of the Reorganization.

      5. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

      6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

      7. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

      8. WARRANTS TRANSFERABLE. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the



                                       5.

Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

      9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

      10. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

      12. BINDING EFFECT ON SUCCESSORS. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

      13. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Washington.

      14. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

      15. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]



                                       6.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ______ day of _____________, 1999.

                                    INTERNAP NETWORK SERVICES CORPORATION
                                    a Washington corporation



                                    By:_________________________________________

                                    Title:______________________________________



ATTEST:


_______________________________
Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                               Date:  _________________, 19___

INTERNAP NETWORK SERVICES CORPORATION
601 Union Street, Suite 1000
Seattle, Washington 98101

Attn:  President

Ladies and Gentlemen:

[ ]   The undersigned hereby elects to exercise the warrant issued to it by
      ______________ (the "Company") and dated ___________ _____, ____ Warrant
      No. COMW-___ (the "Warrant") and to purchase thereunder __________________________________ shares of the Common Stock of the
      Company (the "Shares") at a purchase price of ___________________________________________ Dollars ($__________) per
      Share or an aggregate purchase price of __________________________________
      Dollars ($__________) (the "Purchase Price").

[ ] The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section
      1.2 of the Warrant.

      Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                           Very truly yours,

                                           INKTOMI CORP.

                                           By:__________________________________

                                           Title:_______________________________

                                    EXHIBIT B

                      AMENDED AND RESTATED RIGHTS AGREEMENT

                      INTERNAP NETWORK SERVICES CORPORATION

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                               SEPTEMBER __, 1999

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1      GENERAL........................................................1

      1.1   Definitions.......................................................1

SECTION 2      RESTRICTIONS ON TRANSFER; REGISTRATION.........................3

      2.1   Restrictions On Transfer..........................................3

      2.2   Demand Registration...............................................4

      2.3   Piggyback Registrations...........................................6

      2.4   Form S-3 Registration.............................................8

      2.5   Expenses Of Registration..........................................9

      2.6   Obligations Of The Company........................................9

      2.7   Termination Of Registration Rights...............................11

      2.8   Delay Of Registration; Furnishing Information....................11

      2.9   Indemnification..................................................11

      2.10  Assignment Of Registration Rights................................14

      2.11  Amendment Of Registration Rights.................................14

      2.12  Limitation On Subsequent Registration Rights.....................15

      2.13  "Market Stand-Off" Agreement.....................................15

      2.14  Rule 144 Reporting...............................................16

SECTION 3      COVENANTS OF THE COMPANY......................................16

      3.1   Basic Financial Information And Reporting........................16

      3.2   Inspection Rights................................................17

      3.3   Confidentiality Of Records.......................................17

      3.4   Reservation Of Common Stock......................................17

      3.5   Stock Vesting....................................................17

      3.6   Board Election Rights............................................18

      3.7   Employee Confidentiality, Nonraiding and Noncompetition
            Agreement........................................................18

      3.8   Directors' Liability And Indemnification.........................18

      3.9   Board Of Directors Approval......................................18

      3.10  Real Property Holding Corporation................................18

      3.11  Qualified Small Business Stock...................................19

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
                                                                            ----
      3.12  Termination Of Covenants.........................................19

      3.13  Visitation Rights................................................19

SECTION 4      RIGHT TO MAINTAIN INTEREST....................................20

      4.1   Subsequent Offerings.............................................20

      4.2   Exercise Of Rights...............................................20

      4.3   Issuance Of Equity Securities To Other Persons...................20

      4.4   Termination Of Rights To Maintain Interest.......................21

      4.5   Transfer Of Rights To Maintain Interest..........................21

      4.6   Excluded Securities..............................................21

SECTION 5      MISCELLANEOUS.................................................22

      5.1   Governing Law....................................................22

      5.2   Survival.........................................................22

      5.3   Successors and Assigns...........................................22

      5.4   Entire Agreement.................................................22

      5.5   Severability.....................................................22

      5.6   Amendment and Waiver.............................................22

      5.7   Delays or Omissions..............................................23

      5.8   Notices..........................................................23

      5.9   Attorneys' Fees..................................................23

      5.10  Titles and Subtitles.............................................23

      5.11  Counterparts.....................................................23

                     INTERNAP NETWORK SERVICES CORPORATION

                              AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

        THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the ___ day of September, 1999, by and among INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation (the "Company") and (i) INKTOMI CORPORATION, a Delaware corporation ("Inktomi"), (ii) the holders of the Company's Series C Preferred Stock ("Series C Stock") listed on EXHIBIT A hereto, (iii) the holders of the Company's Series B Preferred Stock ("Series B Stock") listed on EXHIBIT B hereto, and (iv) the individuals holding the Company's common stock ("Common Stock") and Series A Preferred Stock ("Series A Stock") set forth on Exhibit B hereto (the "Founders"). The parties described in clause (ii) shall be referred to hereinafter, collectively, as the "Investors" and each individually as an "Investor." The parties described in clauses (iii) and (iv) shall be referred to hereinafter, collectively, as the "Prior Shareholders."

                                    RECITALS

        WHEREAS, the Company has issued shares of Common Stock, Series A Stock, Series B Stock and Series C Stock and has granted certain registration rights to certain holders thereof pursuant to Section 2 of that certain Amended and Restated Investor Rights Agreement dated January 28, 1999, as amended (the "Prior Agreement");

        WHEREAS, the Company proposes to sell and issue to Inktomi shares of Common Stock and the Warrant to purchase shares of Common Stock pursuant to, and on terms contemplated by, that certain Common Stock and Warrant Purchase Agreement dated September ___, 1999 (the "Inktomi Agreement");

        WHEREAS, as a condition of entering into the Inktomi Agreement, Inktomi has requested that the Company extend to it registration rights as set forth below; and

        WHEREAS, the Company, the Investors, and the Prior Shareholders desire to amend and restate the Prior Agreement and to accept the rights and obligations created pursuant hereto which shall supersede the Prior Agreement.

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Inktomi Agreement, the parties mutually agree as follows:

SECTION 1 GENERAL

        1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

        "FOUNDERS" means all holders of Common Stock and Series A Preferred Stock as of the date of this agreement and their authorized transferees.

        "FOUNDERS' STOCK" means all Common Stock and Series A Preferred Stock of the Company held by the Founders, upon the Closing, and any Common Stock issued or issuable with respect to such Common Stock upon any recapitalizations, stock splits, stock dividends or similar distributions.

        "HOLDER" means any holder of outstanding Registrable Securities that have not been sold to the public, but only if such holder is an Investor or a holder of Series B Stock (or, solely with regards to Sections 2.3, 2.5, 2.8(b), 2.9, 2.13 and 5.6(b), a Founder) or an assignee or transferee of registration rights in accordance with Section 2.10 hereof.

        "INITIATING HOLDERS" means Holders who in the aggregate hold at least forty percent (40%) of the Registrable Securities.

        "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

        "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

        "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities; and (c) Common Stock of the Company issued to Inktomi pursuant to the Inktomi Agreement and upon exercise of the Warrant. For purposes of the registration rights granted to holders of Company securities pursuant to Section 2.3 hereof and for purposes of the obligations imposed upon holders of Registrable Securities under Sections 2.9 and 2.13, but not for the definition of Initiating Holders or for purposes of Section 5.6(a), "Registrable Securities" shall include Founders' Stock. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

        "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.



                                       2.

        "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Fifteen Thousand Dollars ($15,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

        "SEC" OR "COMMISSION" means the Securities and Exchange Commission.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, as well as fees and disbursements of legal counsel for the selling Holders, except as to those included in Registration Expenses, as defined above.

        "SHARES" shall mean (i) the Company's Series B Stock held by the Prior Shareholders as of the date hereof listed on EXHIBIT B hereto and their permitted assigns, and (ii) the Company's Series C Stock held by the Investors listed on EXHIBIT A hereto and their permitted assigns.

        "WARRANT" shall mean that certain Common Stock Warrant to be issued to Inktomi by the Company pursuant to the Inktomi Agreement.

SECTION 2 RESTRICTIONS ON TRANSFER; REGISTRATION

        2.1 RESTRICTIONS ON TRANSFER

                (a) Each Holder and Inktomi agree not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                        (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                        (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder or Inktomi, as the case may be, shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder or Inktomi, as the case may be, shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                        (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder or Inktomi, as the case may be, which is
(A) a partnership to its partners or former partners in



                                       3.

accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to the Holder's family member or trust for the benefit of an individual Holder or (E) an "affiliate (as defined in the Securities Act) of such Holder or Inktomi, as the case may be, provided that such affiliate is an "accredited investor" (as defined in the Securities Act); provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he, she or it were an original signatory hereunder.

                (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

        2.2 DEMAND REGISTRATION

                (a) (i) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Initiating Holders that the Company file a registration statement under the Securities Act covering the registration of at least twenty-five percent (25%) of the Registrable Securities held by such Initiating Holders and having an aggregate offering price to the public in excess of five million dollars ($5,000,000) (a "Qualified Public Offering"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities and the Holders request to be registered.

                        (ii) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from Inktomi that the Company file a registration statement under the



                                       4.

Securities Act covering the registration of any of the Registrable Securities held by Inktomi and having an aggregate offering price in excess of five million dollars ($5,000,000), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Inktomi and the Holders request to be registered.

                (b) If the Initiating Holders or Inktomi, as the case may be, intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. Should any Holder or Inktomi, as the case may be, propose to distribute his, her or its, securities through such underwriting, such Holder or Inktomi shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders or by Inktomi if Inktomi initiated the registration (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise Inktomi and all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated,

                        (i) in the case of an underwritten registration initiated by the Initiating Holders, to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders but not including the Founders); and

                        (ii) in the case of an underwritten registration initiated by Inktomi, first to Inktomi until all shares of Registrable Securities that Inktomi desires to register are included in such registration and second to the remaining Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders but not including the Founders).

Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                        (i) as to any Holder, prior to October 29, 2001,



                                       5.

                        (ii) as to Inktomi, prior to one hundred eighty (180) days following the closing of the Company's Initial Offering;

                        (iii) as to any Holder, after the Company has effected two (2) registrations pursuant to Section 2.2(a)(i), and such registrations have been declared effective;

                        (iv) as to Inktomi, after the Company has affected one
(1) registration pursuant to Section 2.2(a)(ii), and such registrations have been declared or ordered effective;

                        (v) during the period starting with the date of the filing, and ending on the date one hundred eighty (180) days following the effective date, of the registration statement pertaining to the Initial Offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

                        (vi) if within thirty (30) days of receipt of a written request pursuant to Section 2.2(a)(i) from Initiating Holders the Company gives notice to the Holders of the Company's intention to make its Initial Offering within ninety (90) days;

                        (vii) if within thirty (30) days of receipt of a written request pursuant to Section 2.2(a)(ii) from Inktomi the Company gives notice to Inktomi of the Company's intention to file a registration statement on Form S-1 or Form S-3 within ninety (90) days; provided, however, that if the Company gives the foregoing notice, then Inktomi shall be entitled to include its Registrable Securities in such registration statement in accordance with the provisions of Section 2.3 as if Inktomi were a "Holder" and pari passu with the Holders referred to in Section 2.3(a)(ii) who elect to participate in such registration; or

                        (viii) if the Company shall furnish to Holders requesting a registration pursuant to this Section 2.2 or to Inktomi if Inktomi is requesting such a registration, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for one period of not more than ninety (90) days after receipt of the request of the Initiating Holders or Inktomi, as the case may be; provided, however, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

        2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder; provided, however, that no Holder shall be eligible to so participate in such registration if such Holder could have sold such Registrable Securities on an unrestricted basis pursuant to Rule 144 of the Securities Act during the



                                       6.

four-week period immediately preceding the effectiveness of such registration; provided further, that such participation right shall not be granted to any Holders following the fifth anniversary of the closing of the Initial Offering. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated,

                        (i) first, to the Company;

                        (ii) second, to the Holders who are (a) Investors, (b) holders of Series B Stock, and (c) Robert J. Lunday, Jr. on a pro rata basis based on the total number of Registrable Securities held by such Holders and Mr. Lunday;

                        (iii) third, to Robert J. Lunday, Jr.;

                        (iv) fourth, to Holders who are Founders (other than Mr. Lunday) on a pro rata basis based on the total number of Registrable Securities held by such Holders; and

                        (v) fifth, to any other shareholders of the Company (other than a Holder) on a pro rata basis.

No such reduction shall (y) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (z) reduce the amount of securities of Robert J. Lunday, Jr. and the selling Holders who are Investors or holders of Series B Stock to below twenty-five percent (25%) of the total amount of securities to be included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders (including Mr. Lunday) may be excluded in accordance with the preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written



                                       7.

consent of Holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities proposed to be sold in the offering.

                (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

        2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of at least fifteen percent (15%) of the Registrable Securities or from Inktomi a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder, Holders, or Inktomi, the Company will:

                (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities or to Inktomi, as the case may be; and

                (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities of such Holder, Holders or Inktomi as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                        (i) if Form S-3 (or any successor or similar form) is not available for such offering;

                        (ii) if the Holders or Inktomi, as the case may be, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public, net of underwriting costs, of less than five hundred thousand dollars ($500,000);

                        (iii) if the Company shall furnish to the Holders or to Inktomi, as the case may be, a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for one period of not more than ninety (90) days after receipt of the request of the Holder, Holders or Inktomi under this
Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;



                                       8.

                        (iv) if the Company has, within the six (6) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders or Inktomi pursuant to this Section 2.4;

                        (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

                        (vi) as to Inktomi, after the Company shall have effected two (2) registrations pursuant to Section 2.4, and such registrations have been declared effective.

                (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders or Inktomi, as the case may be. Subject to
Section 2.5 below, all Selling Expenses incurred in connection with registrations requested pursuant to this Section 2.4 shall be paid by the selling Holders or Inktomi pro rata in proportion to the number of shares sold by each, and by the Company, if it participates in such registration, pro rata in proportion to the number of shares sold by it.

        2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations under those sections, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to
Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Holders requesting such registration or Inktomi, as the case may be, unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Holders requesting such registration or Inktomi, as the case may be, were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities or Inktomi, as the case may be, agree to forfeit their, or its, right to one requested registration pursuant to Section 2.2 or
Section 2.4, as applicable, in which event such right shall be forfeited by all Holders in the case of a forfeiture by any Holder. If the Holders or Inktomi are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders or Inktomi, as the case may be, shall not forfeit their, or its, rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

        2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of either the Holders of a majority of the Registrable Securities registered thereunder or of Inktomi, keep such registration statement effective for up



                                       9.

to ninety (90) days or, if earlier, until the Holder, Holders or Inktomi, as the case may be, shall have completed the distribution related thereto.

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                (c) Furnish to the Holders or to Inktomi, as the case may be, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they, or it, as the case may be, may reasonably request in order to facilitate the disposition of Registrable Securities owned by them or it, as the case may be.

                (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or Inktomi, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting or Inktomi, as the case may be, shall also enter into and perform his, her or its obligations under such an agreement.

                (f) Notify Inktomi or each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                (g) Furnish, at the request of either a majority of the Holders participating in the registration or Inktomi, as the case may be, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration or to Inktomi, as the case may be, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities or to Inktomi, as the case may be, and
(ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration or to Inktomi, as the case may be, addressed to the underwriters, if any, and if



                                      10.

permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities or to Inktomi, as the case may be..

        2.7 TERMINATION OF REGISTRATION RIGHTS

                (a) All registration rights granted to Holders under this
Section 2 shall terminate and be of no further force and effect five (5) years after the date of the Company's Initial Offering. In addition, the registration rights of a Holder shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, (b) such Holder (together with its affiliates, partners and former partners) holds less than one percent (1%) of the Company's outstanding Common Stock (treating all share of convertible Preferred Stock on an as converted basis) and (c) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners and former partners) may be sold under Rule 144 during any ninety (90) day period.

                (b) All registration rights granted to Inktomi under this
Section 2 shall terminate and be of no further force and effect two (2) years after the date of the Company's Initial Offering. In addition, the registration rights of Inktomi shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, (b) Inktomi (together with its affiliates) holds less than one percent (1%) of the Company's outstanding Common Stock and (c) all Registrable Securities held by and issuable to Inktomi (and its affiliates) may be sold under Rule 144 during any ninety
(90) day period.

        2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION

                (a) Neither Inktomi nor any Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders or Inktomi, as the case may be, shall furnish to the Company such information regarding such Holders or Inktomi, the Registrable Securities held by such Holders or Inktomi and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

                (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

        2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, Inktomi, the partners, officers, directors and legal counsel of each Holder or Inktomi, any underwriter (as defined in the Securities Act) for such Holder or Inktomi and



                                      11.

each person, if any, who controls such Holder, Inktomi or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse Inktomi and each such Holder, partner, officer, director, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Inktomi and each such Holder, partner, officer, director, legal counsel, underwriter or controlling person of Inktomi or such Holder.

                (b) To the extent permitted by law, each Holder will, if Registrable Securities held such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and legal counsel, and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, Inktomi or any of Inktomi's directors, officers or any person who controls Inktomi, if any, and any other Holder selling securities under such registration statement or any of such Holder's other partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter, Inktomi or any of Inktomi's directors or officers or any person who controls Inktomi, if any, or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, underwriter Inktomi or any of Inktomi's directors, officers, legal counsel or controlling person, if any, or other Holder, or partner, officer, director, legal counsel or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided,



                                      12.

               however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder or Inktomi, as the case may be, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by such Holder or Inktomi, as the case may be.

                (c) To the extent permitted by law, Inktomi will, if Registrable Securities held by Inktomi are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and legal counsel, and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers of such Holder or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Inktomi under an instrument duly executed by Inktomi and stated to be specifically for use in connection with such registration; and Inktomi will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, underwriter or other Holder, or partner, officer, director, legal counsel or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by such Holder.

                (d) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the



                                      13.

indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

                (e) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder or by Inktomi hereunder exceed the proceeds from the offering received by such Holder or Inktomi.

                (f) The obligations of the Company, the Holders and Inktomi under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

        2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned
(a) by a Holder to a transferee or assignee of Registrable Securities which (i) previously holds Registrable Securities, (ii) is a subsidiary, parent, general partner, limited partner or retired partner of a Holder, or is a Holder's family member or trust for the benefit of an individual Holder, or (iii) acquires at least Seventy-five Thousand (75,000) shares of Registrable Securities (as adjusted for stock splits and combinations); and (b) by Inktomi to a transferee or assignee of Registrable Securities which (i) previously holds Registrable Securities, (ii) is a subsidiary or parent of Inktomi or an entity that controls, is controlled by or is under common control with Inktomi, or (iii) acquires at least Seventy-five Thousand (75,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however,
(X) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (Y) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

        2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding; provided, however, that any amendment adversely affecting the rights of Inktomi



                                      14.

under this Section 2 shall require the written consent of Inktomi. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon Inktomi, each Holder and the Company. By acceptance of any benefits under this
Article 2, Inktomi and Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

        2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder or prospective holder rights to register its shares in any registration filed under this Section 2, unless under the terms of such agreement, such holder or prospective holder may include such securities only to the extent that the inclusion of its securities will not reduce the amount of Registrable Securities of the Holders and that is included; provided, however, if such rights are pari passu or superior to Inktomi's rights, the Company shall not enter into such agreement granting such rights without the written consent of Inktomi. The Holders and Inktomi hereby acknowledge that they are familiar with that certain Standby Loan Facility dated August 27, 1999 (the "Shurtleff Loan Facility") and the Credit Agreement and other instruments [to be] entered into pursuant to the Shurtleff Loan Facility, and that the Company will grant certain registration rights to the persons named as Lenders in the Shurtleff Loan Facility with respect to the securities that may be issued to such Lenders on conversion of the Shurtleff Loan Facility and pursuant to the Common Stock warrants provided for therein (the "Shurtleff Warrants").

        2.13 "MARKET STAND-OFF" AGREEMENT.

                (a) Each Holder and Inktomi hereby agree that it shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by he, she or it (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers, directors and affiliates of the Company and holders of at least two percent (2%) of the Company's voting securities enter into similar agreements.

                (b) Each Holder and Inktomi agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the foregoing or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder and Inktomi shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.



                                      15.

        2.14 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                (c) So long as a Holder or Inktomi, as the case may be, own any Registrable Securities, furnish to such Holder and Inktomi forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act and with the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder or Inktomi, as the case may be, may reasonably request in availing himself, herself or itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

        2.15 REGISTRATION RIGHTS UNDER PRIOR AGREEMENT. The registration rights contained in this Agreement set forth the sole and entire agreement among the Company, Inktomi, the Investors and the Prior Shareholders on the subject matter hereof and supersede any and all rights granted and covenants made under the Prior Agreement (and the undersigned parties to the Prior Agreement hereby amend such agreements such that the registration rights provided for herein shall apply to all parties under the Prior Agreement).

SECTION 3 COVENANTS OF THE COMPANY

        3.1 BASIC FINANCIAL INFORMATION AND REPORTING

                (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor and holder of Series B Stock a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.



                                      16.

                (c) The Company will furnish each Investor and holder of Series B Stock, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

                (d) So long as an Investor or holder of Series B Stock (with its affiliates) shall own at least Four Hundred Thousand (400,000) shares of Registrable Securities (as adjusted for stock splits and combinations) (each, a "Major Investor), the Company will furnish each such Major Investor (i) at least thirty (30) days prior to the beginning of each fiscal year, an annual budget and operating plans for such fiscal year (broken down by month) (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within forty-five (45) days thereafter, a consolidated balance sheet as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

        3.2 INSPECTION RIGHTS. Each Investor and holder of Series B Stock shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated to disclose information about the Company to a competitor of the Company.

        3.3 CONFIDENTIALITY OF RECORDS. Each Investor and holder of Series B Stock agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor and holder of Series B Stock uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor and holder of Series B Stock may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor and holder of Series B Stock for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

        3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

        3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the



                                      17.

earlier of the date of issuance or such person's services commencement date with the company, and (b) seventy-five percent (75%) of such stock shall vest in equal monthly increments over the remaining three (3) years. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

        3.6 BOARD ELECTION RIGHTS. For so long as H&Q InterNAP Investors, LP and TI Ventures, LP ("H&Q") collectively hold at least one million (1,000,000) shares of Registrable Securities, H&Q shall have the right to designate one (1) nominee to be elected to the Board of Directors at each election of directors. For so long as Morgan Stanley Venture Partners ("MSVP") holds at least one million (1,000,000) shares of Registrable Securities, MSVP shall have the right to designate one (1) nominee to be elected to the Board of Directors at each election of directors.

        3.7 EMPLOYEE CONFIDENTIALITY, NONRAIDING AND NONCOMPETITION AGREEMENT. The Company shall require all employees and consultants to execute and deliver an Employee Confidentiality, Nonraiding and Noncompetition Agreement and an Employee Inventions Agreement in the forms attached as EXHIBIT F-1 and F-2, respectively, to that certain Series C Preferred Stock Purchase Agreement dated January 28, 1999 (the "Series C Purchase Agreement") or Proprietary Information and Inventions Agreement.

        3.8 DIRECTORS' LIABILITY AND INDEMNIFICATION. The Company's Articles of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

        3.9 BOARD OF DIRECTORS APPROVAL. The Company shall not, without the approval of a majority of the Board of Directors, with all directors voting, take any of the following actions:

                (a) incur any debt or obligation, including capital lease or purchase obligations, in excess of two hundred fifty thousand dollars ($250,000);

                (b) initiate or establish any compensation program or plan, including any program or plan concerning the base salary or bonus of officers;

                (c) establish any stock option plans or programs or award any stock options pursuant to such programs or plans;

                (d) hire or appoint any officers of the Company;

                (e) enter into any agreement for the purchase or lease of any real estate; or

                (f) implement or revise any annual budget or other operating plan.

        3.10 REAL PROPERTY HOLDING CORPORATION. The Company covenants that it will operate in a manner such that it will not become a "United States real property holding



                                      18.

corporation" ("USRPHC") as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). The Company agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg. Section 1.897-2(h), or any supplementary or successor provision thereto. Within thirty
(30) days of a request from an Investor or any of its partners, the Company will inform the requesting party, in the manner set forth in Reg. Section 1.897-2(h)(1)(iv) or any supplementary or successor provision thereto, whether that party's interest in the Company constitutes a United States real property interest (within the meaning of Section 897(c)(1) of the Code and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

        3.11 QUALIFIED SMALL BUSINESS STOCK. The Company covenants that so long as any of the shares of Series C Preferred Stock, or the Common Stock into which such shares are converted, are held by an Investor (or authorized transferee in whose hands such shares or Common Stock are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code), it will use commercially reasonable efforts (including complying with any applicable filing or reporting requirements imposed by the Code on issuers of Qualified Small Business Stock) to cause such shares of Series C Preferred Stock, or the Common Stock into which they are converted, to qualify as Qualified Small Business Stock; provided, however, that "commercially reasonable efforts" as used in this
Section 3.29 shall not be construed to require the Company to operate its business in a manner that would adversely affect its business, limit its future prospects or alter the timing or resource allocation related to its planned operations or financing activities.

        3.12 TERMINATION OF COVENANTS. All covenants of the Company contained in this Section 3 of this Agreement shall expire and terminate as to each Investor and holder of Series B Stock upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) upon (a) the sale, lease or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 3.11(ii)(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company (a "Change in Control").

        3.13 VISITATION RIGHTS. So long as Fidelity Investors II Limited Partnership and FTT Ventures Inc. or their affiliates (collectively, "Fidelity") shall own 666,667 shares of Series C Preferred Stock, the Company shall allow one representative designated by Fidelity to attend all meetings of the Company's Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons.



                                      19.

SECTION 4 RIGHT TO MAINTAIN INTEREST

        4.1 SUBSEQUENT OFFERINGS. Each Investor and holder of Series B Stock shall have a right to purchase its Pro Rata Share (as defined herein) of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. The Company may, at its election, sell such Investor and holder of Series B Stock its Pro Rata Amount of Equity Securities at the initial closing of the sale of Equity Securities or at a subsequent closing of which shall take place within ninety (90) days of the initial closing. The Pro Rata Share of an Investor and holder of Series B Stock shall be equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Stock) which such Investor and holder of Series B Stock is deemed to hold immediately prior to the issuance of such Equity Securities to
(b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Stock) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

        4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Investor and holder of Series B Stock written notice before such issuance or within ten (10) days thereafter, describing the type of Equity Securities, the price and number of shares and the general terms and conditions upon which the Company proposes to issue or has issued the same. Each Investor and holder of Series B Stock shall have thirty (30) days from the giving of such notice to agree to purchase up to the amount of Equity Securities equal to Pro Rata Share of such Equity Securities of the Investor and holder of Series B Stock for the price and upon the general terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Any such purchase shall occur at the initial closing of the sale of Equity Securities or, at the Company's election, at a subsequent closing within ninety (90) days of the initial closing. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor and holder of Series B Stock who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

        4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Investors and holders of Series B Stock elect to purchase their Pro Rata Share of the Equity Securities, then the Company shall promptly notify in writing the Investors and holders of Series B Stock who do so elect and shall offer such Investors and holders of Series B Stock the right to acquire such unsubscribed shares. Each Investor and holder of Series B Stock shall have fifteen (15) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Investors and holders of Series B Stock fail to exercise in full the right to maintain interest within said forty-five (45) day period set forth in Section 4.2 and 4.3, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the rights of the Investors and holders of Series B Stock were not exercised, at a



                                      20.

price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Investors and holders of Series B Stock pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to
Section 4.2, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Investors and holders of Series B Stock in the manner provided above.

        4.4 TERMINATION OF RIGHTS TO MAINTAIN INTEREST. The rights to maintain interest established by this Section 4 shall not apply to, and shall terminate upon (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) a Change in Control.

        4.5 TRANSFER OF RIGHTS TO MAINTAIN INTEREST. The rights to maintain interest of each Investor and holder of Series B Stock under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

        4.6 EXCLUDED SECURITIES. The rights to maintain interest established by this Section 4 shall have no application to any of the following Equity
Securities:

                (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by a majority of the entire Board of Directors;

                (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights to maintain interest established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights or agreements;

                (c) capital stock or warrants or options to purchase capital stock issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by a majority of the entire Board of Directors of the Corporation;

                (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

                (e) shares of Common Stock issued upon conversion of the Shares;

                (f) capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or any similar transactions approved by a majority of the entire Board of Directors;

                (g) shares of Common Stock issued in a public offering prior to or in connection with which all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will be converted to Common Stock;



                                      21.

                (h) shares of Common Stock and the Warrant issued to Inktomi pursuant the Inktomi Agreement and the Common Stock issued on the exercise of the Warrant; and

                (i) the Shurtleff Warrants and shares of Common Stock issued upon exercise of the Shurtleff Warrants and on conversion of the Shurtleff Loan Facility.

SECTION 5 MISCELLANEOUS

        5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within Washington.

        5.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

        5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

        5.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Inktomi Agreement, the Series C Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        5.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        5.6 AMENDMENT AND WAIVER

                (a) Except as otherwise expressly provided and subject to
Section 5.6(b) below, this Agreement may be amended or modified only upon the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.



                                      22.

                (b) Except as otherwise expressly provided, no amendment or modification of this Agreement shall adversely affect the rights of the Holders under this Agreement without the written consent of the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

                (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

        5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Holder upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to Holders, shall be cumulative and not alternative.

        5.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or EXHIBIT A or EXHIBIT B hereto or at such other address as such party may designate by ten
(10) days advance written notice to the other parties hereto.

        5.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        5.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.




                                      23.

        IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date set forth in the first paragraph hereof.

                                            COMPANY:

                                            INTERNAP NETWORK SERVICES
                                            CORPORATION

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            INKTOMI CORPORATION

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            INVESTORS:

                                            MORGAN STANLEY VENTURE PARTNERS III,
                                            L.P.

                                            By: Morgan Stanley Venture Partners
                                                III, L.L.C.

                                                Its: General Partner

                                                By: Morgan Stanley Venture
                                                    Capital III, Inc.

                                                    Its: Institutional Managing
                                                    Member

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            MORGAN STANLEY VENTURE INVESTORS
                                            III, L.P.

                                            By:  Morgan Stanley Venture Partners
                                                 III, L.L.C.
                                                 Its: General Partner

                                                 By: Morgan Stanley Venture
                                                     Capital III, Inc.

                                                     Its: Institutional Managing
                                                          Member

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            THE MORGAN STANLEY VENTURE PARTNERS
                                            ENTREPRENEUR FUND, L.P.

                                            By: Morgan Stanley Venture Partners
                                                III, L.L.C.
                                                Its: General Partner

                                                By: Morgan Stanley Venture
                                                    Capital III, Inc.
                                                    Its: Institutional Managing
                                                         Member

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            OAK INVESTMENT PARTNERS VIII,
                                            LIMITED PARTNERSHIP

                                            By: Oak Associates VIII, LLC
                                                Its: General Partner

                                            By:
                                               ---------------------------------
                                                Fredric W. Harman
                                                Managing Member

                                            OAK VIII AFFILIATES FUND, LIMITED
                                             PARTNERSHIP

                                            By: Oak VIII Affiliates, LLC
                                                Its: General Partner

                                            By:
                                               ---------------------------------
                                                Fredric W. Harman
                                                Managing Member

                                            FIDELITY INVESTORS II LIMITED
                                            PARTNERSHIP

                                            By: Fidelity Investors Management,
                                                LLC
                                                Its:General Partner

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            FTT VENTURES LIMITED

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            GC&H INVESTMENTS

                                            By:

                                            Name: John L. Cardoza

                                            Title: Executive Partner

                                            EVEREN SECURITIES, INC. CUSTODIAN
                                            FBO VICTOR A. INCE, M.D., ROTH IRA

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            KIRLAN VENTURE CAPITAL, INC.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            KIRLAN VENTURE PARTNERS II, L.P.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


                                            ------------------------------------
                                            JOHN P. MORBECK

                                            REGIS FAMILY LIMITED PARTNERSHIP

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            ADELSON INVESTORS, LLC

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            BRINC LLC

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            PAUL CANNIFF

                                            ------------------------------------
                                            LAWRENCE W. COHEN

                                            ------------------------------------
                                            DAVID CORNFIELD

                                            ------------------------------------
                                            DENNIS CUCCIA

                                            ------------------------------------
                                            PETER CUCCIA

                                            THOMAS J. CUCCIA & VICTORIA
                                            ADAMS-CUCCIA JT TEN

                                            ------------------------------------
                                            THOMAS J. CUCCIA



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            VICTORIA ADAMS-CUCCIA

                                            DOLL TECHNOLOGY INVESTMENT FUND

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            DOLL TECHNOLOGY AFFILIATES FUND, LP

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            DOLL TECHNOLOGY SIDE FUND, LP

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            ELIZABETH DUNN

                                            GAK LIMITED

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            H&Q INTERNAP INVESTORS, L.P.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            THE JOAN HABER MELLEA SEPARATE
                                            PROPERTY TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            ROBERT JULL

                                            ------------------------------------
                                            ERIC LOCKARD

                                            ------------------------------------
                                            KIRSTEN S. MORBECK

                                            ------------------------------------
                                            DAN NEWELL

                                            ------------------------------------
                                            ALAN NORMAN

                                            ------------------------------------
                                            TOM AND PEGGY PHILLIPS JT TEN

                                            ------------------------------------
                                            TOM PHILLIPS



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            ------------------------------------
                                            PEGGY PHILLIPS

                                            ------------------------------------
                                            JOE PRUSKOWSKI

                                            PS CAPITAL VENTURES, LP

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            RICHARD SAADA

                                            SEAPOINT VENTURES, LLC

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            PS CAPITAL VENTURES, LP

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            THE SHURTLEFF FAMILY TRUST, ROBERT
                                            D. SHURTLEFF, SR. AND NANCY H.
                                            SHURTLEFF TRUSTEES

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            ROBERT D. SHURTLEFF, JR.

                                            ------------------------------------
                                            SUSAN P. SIGL

                                            ------------------------------------
                                            MARK SMITH

                                            THE STEVEN J. GOODMAN REVOCABLE
                                            LIVING TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            ALEXANDRIA H. STONE

                                            TI VENTURES, L.P.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            VULCAN VENTURES INCORPORATED

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            ------------------------------------
                                            TODD WARREN

                                            ------------------------------------
                                            RUSTY WILLIAMS



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            SERIES B PREFERRED SHAREHOLDERS:

                                            PS CAPITAL HOLDINGS, L.P.

                                            By:  PS Capital, Inc.


                                            By:
                                               ---------------------------------
                                               Kenneth I. Starr
                                               Vice President

                                            ------------------------------------
                                            LAWRENCE W. COHEN

                                            ------------------------------------
                                            DAVID J. CORNFIELD

                                            ------------------------------------
                                            DENNIS CUCCIA

                                            ------------------------------------
                                            PETER CUCCIA

                                            ------------------------------------
                                            THOMAS J. CUCCIA


                                            THE STEVEN J. GOODMAN REVOCABLE
                                            LIVING TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            THE STEVEN J. GOODMAN CHARITABLE
                                            REMAINDER TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            JOE PRUSKOWSKI

                                            VICTOR AND TERRY INCE TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            DAN NEWELL

                                            ------------------------------------
                                            ROBERT D. SHURTLEFF, JR.

                                            THE SHURTLEFF GARRETSON EDUCATION
                                            TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            TODD WARREN



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            H&Q INTERNAP INVESTORS, L.P.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            TI VENTURES, LP

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            KIRLAN I

                                            By:  Kirlan Venture Capital, Inc.
                                               ---------------------------------
                                               Its:
                                                   -----------------------------

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            KIRLAN VENTURE PARTNERS II, L.P.

                                            By:  Kirlan Venture Capital, Inc.

                                               Its:
                                                   -----------------------------

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            VULCAN VENTURES INCORPORATED

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ADELSON INVESTORS, LLC

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            GAK LIMITED

                                            By:
                                               ---------------------------------

                                            Name: Horace Hertz
                                                 -------------------------------

                                            Title: General Partner
                                                  ------------------------------

                                            DOLL TECHNOLOGY INVESTMENT FUND

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            DOLL TECHNOLOGY AFFILIATES FUND,
                                            L.P.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            DOLL TECHNOLOGY SIDE FUND, L.P.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            BRINC LLC

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            THE JOAN HABER MELLEA SEPARATE
                                            PROPERTY TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            THE DAWES TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            CHRISTOPHER DAWES AND ELIZABETH
                                            SHURTLEFF

                                            ------------------------------------
                                            CHRISTOPHER DAWES

                                            ------------------------------------
                                            ELIZABETH SHURTLEFF



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            ------------------------------------
                                            CLARENCE N. SHURTLEFF

                                            ------------------------------------
                                            RICHARD SAADA

                                            ------------------------------------
                                            TOM AND PEGGY PHILLIPS

                                            ------------------------------------
                                            TOM PHILLIPS

                                            ------------------------------------
                                            PEGGY PHILLIPS

                                            ------------------------------------
                                            ERIC LOCKARD

                                            ------------------------------------
                                            PAUL CANNIFF

                                            ------------------------------------
                                            MARK SMITH

                                            ------------------------------------
                                            BARBARA BOWEN

                                            ------------------------------------
                                            ROBERT JULL

                                            ------------------------------------
                                            RUSTY WILLIAMS

                                            ------------------------------------
                                            ELIZABETH DUNN



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            ------------------------------------
                                            ALAN NORMAN

                                            ------------------------------------
                                            MARK AND JAN ZUCKER

                                            ------------------------------------
                                            MARK ZUCKER

                                            ------------------------------------
                                            JAN ZUCKER

                                            ZUCKER IRREVOCABLE TRUST

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            SHIRLEY CORNFIELD

                                            ------------------------------------
                                            RONALD J. CORNFIELD

                                            ------------------------------------
                                            LINDA J. CORNFIELD

                                            ------------------------------------
                                            GLEN A. KOLIDES

                                            LINDA JOAN CORNFIELD'S CHILDREN'S
                                            TRUST

                                            By:
                                               ---------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------
                                            ALEXANDRIA H. STONE



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            SERIES A PREFERRED SHAREHOLDERS:

                                            ------------------------------------
                                            ROBERT J. LUNDAY, JR.

                                            ------------------------------------
                                            ROBERT LUNDAY

                                            ------------------------------------
                                            PAUL E. MCBRIDE

                                            ------------------------------------
                                            SUSAN MCBRIDE

                                            PAUL E. MCBRIDE, CUSTODIAN FBO EMILY
                                            A. MCBRIDE UTMA

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            PAUL E. MCBRIDE, CUSTODIAN FBO SETH
                                            L. MCBRIDE UTMA

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            BOCINSKY FAMILY L.L.C.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            COMMON STOCK SHAREHOLDERS:

                                            ------------------------------------
                                            ANTHONY C. NAUGHTIN

                                            ------------------------------------
                                            CHRISTOPHER D. WHEELER

                                            CDW LIMITED PARTNERSHIP

                                            By:  CDW Services, Inc.
                                                 General Partner

                                            By:
                                               ---------------------------------

                                            Name: Christopher D. Wheeler
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------

                                            ------------------------------------
                                            PAUL E. MCBRIDE

                                            ------------------------------------
                                            JAMES P. BOCINSKY

                                            ------------------------------------
                                            OPHIR RONEN

                                            ------------------------------------
                                            TIM HINDERLITER

                                            ------------------------------------
                                            LORRAINE PETRIE


                                            ------------------------------------
                                            JON KIRK



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                            FOUNDERS:

                                            ------------------------------------
                                            ROBERT J. LUNDAY, JR.

                                            ------------------------------------
                                            PAUL E. MCBRIDE

                                            ------------------------------------
                                            ANTHONY C. NAUGHTIN

                                            ------------------------------------
                                            CHRISTOPHER D. WHEELER



                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT A

                                    INVESTORS

SERIES C PREFERRED SHAREHOLDERS

Morgan Stanley Venture Partners III, L.P.
Morgan Stanley Venture Investors III, L.P.
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.
Oak Investment Partners VIII, Limited Partnership
Oak VIII Affiliate Fund, Limited Partnership
Fidelity Investors II Limited Partnership
FTT Ventures Limited
Adelson Investors, LLC
BRINC LLC
Paul Caniff
Lawrence W. Cohen
David Cornfield
Dennis Cuccia
Peter Cuccia
Thomas J. Cuccia & Victoria Adams-Cuccia JT TEN
Doll Technology Affiliates Fund, LP
Doll Technology Investment Fund
Doll Technology Side Fund, LP
Elizabeth Dunn
Everen Securities, Inc. Custodian FBO Victor A. Ince, M.D., Roth IRA
GAK Limited
GC&H Investments
H&Q InterNAP Investors, L.P.
The Joan Haber Mellea Separate Property Trust
Robert Jull
Kirlan Venture Capital, Inc.
Kirlan Venture Partners II, LP
Eric Lockard
John P. Morbeck
Kirsten S. Morbeck
Dan Newell
Alan Norman
Tom and Peggy Phillips, JT TEN
Joe Pruskowski
PS Capital Ventures, LP
Regis Family Limited Partnership
Richard Saada
Seapoint Ventures LLC
The Shurtleff Family Trust, Robert D. Shurtleff, Sr. and Nancy H. Shurtleff Trustees

Robert D. Shurtleff, Jr.
Susan P. Sigl
Mark Smith
The Steven J. Goodman Revocable Living Trust
Alexandria H. Stone
TI Ventures, LP
Vulcan Ventures Incorporated
Todd Warren
Rusty Williams

                                    EXHIBIT B

                               PRIOR SHAREHOLDERS

SERIES B PREFERRED SHAREHOLDERS
H&Q InterNAP Partners, LP H&Q InterNAP Investors, L.P.
TI Ventures, LP
Kirlan I
Kirlan Venture Partners II, L.P.
PS Capital Holdings, L.P.
Vulcan Ventures Incorporated
Adelson Investors, LLC
Lawrence W. Cohen
David Cornfield
Dennis Cuccia
Peter Cuccia
Thomas J. Cuccia
GAK Limited
The Steven J. Goodman Revocable Living Trust
Steven J. Goodman Charitable Remainder Trust
Victor and Terry Ince Trust
Dan Newell
Robert D. Shurtleff, Jr.
Todd Warren
BRINC LLC
Joe Pruskowski
Richard Saada
Tom and Peggy Phillips
Eric Lockard
Paul Canniff
Mark Smith
Barbara Bowen
Robert Jull
Rusty Williams
Doll Technology Affiliates Fund, LP
Doll Technology Side Fund, LP
Doll Technology Investment Fund
Elizabeth Dunn
Alan Norman
The Joan Haber Mellea Separate Property Trust
The Christopher and Elizabeth Dawes Children's Trust
Linda J. Cornfield
Ronald J. Cornfield
Shirley J. Cornfield
Christopher G. Dawes and Elizabeth Dawes

Glen A. Kolides
Linda Joan Cornfield's Children's Trust
Clarence N. Shurtleff
The Shurtleff Garretson Education Trust
Alexandria H. Stone
Mark and Jan Zucker
Zucker Irrevocable Trust

SERIES A PREFERRED SHAREHOLDERS

Robert Lunday
Robert J. Lunday, Jr.
Paul E. McBride
Susan McBride
Paul E. McBride, Custodian FBO Emily A. McBride, UTMA
Paul E. McBride, Custodian FBO Seth L. McBride, UTMA

COMMON STOCK SHAREHOLDERS

Anthony C. Naughtin
Christopher D. Wheeler
CDW Limited Partnership
Paul E. McBride
James P. Bocinsky
Ophir Ronen
Tim Hinderliter
Lorraine Petrie
Jon Kirk

                                    FOUNDERS

Robert J. Lunday, Jr.
Paul E. McBride
Anthony C. Naughtin
Christopher D. Wheeler

                                   EXHIBIT C

                                 LOCK-UP LETTER

                                                                       EXHIBIT A


                            (FORM OF LOCK-UP LETTER]



                                                           _______________, 1999


Morgan Stanley Dean Witter & Co. Incorporated
Credit Suisse First Boston
Donaldson, Lufkin & Jenrette
Hambrecht & Quist
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Sirs and Mesdames:

      The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with InterNAP Network Services Corporation, a Washington corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of shares (the "SHARES") of the Common Stock ($.001 par value) of the Company (the "COMMON STOCK").

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), and ending 180 days after such date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clauses (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (c) if the undersigned is an individual, transfers of any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family or (d) if the undersigned is a corporation or a partnership, transfers of shares of Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock as a distribution to partners or shareholders of the undersigned; provided, however, that prior to any such transfer in clauses (c) or (d) above each transferee shall execute an agreement, satisfactory to Morgan Stanley, pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

      In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

      It is understood that, if the Company notifies you that it does not intend to proceed with the Public Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this agreement.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                       Very truly yours,


                                       _________________________________________
                                                          (Name)


                                       Address:

                                       _________________________________________

                                       _________________________________________



                                       2